July 15, 2011

Supplement

SUPPLEMENT DATED JULY 15, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY LIQUID ASSET FUND INC.
Dated December 31, 2010

The last sentence of the first paragraph under the section entitled "Fund Summary—Principal Investment Strategies" is hereby deleted and replaced with the following:

  The Fund's investments include the following money market instruments: corporate obligations (including but not limited to commercial paper); debt obligations of U.S.-regulated banks (including U.S. branches of foreign banks) and instruments secured by those obligations (including certificates of deposit); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), including U.S. government securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program; repurchase agreements; and asset-backed securities.

The following is added after the last paragraph in the section entitled "Fund Summary—Principal Risks":

•  Foreign Money Market Securities. Investing in money market securities of foreign issuers involves some additional risks, including higher cost of investing and the possibility of adverse political, economic or other developments affecting the issuers of these securities.

The second bullet point under the section entitled "Additional Information about the Fund's Investment Objectives, Strategies and Risks—Principal Investment Strategies" is hereby deleted and replaced with the following:

•  Debt obligations of U.S.-regulated banks (including U.S. branches of foreign banks) and instruments secured by those obligations. These investments include certificates of deposit and commercial paper.

The following is added after the last paragraph in the section entitled "Additional Information about the Fund's Investment Objectives, Strategies and Risks—Principal Risks":

  Foreign Money Market Securities. The Fund may invest in U.S. dollar-denominated money market instruments and other short-term debt obligations issued by foreign banks. Although the Fund will invest in these securities only if the Investment Adviser determines they are of comparable quality to the Fund's U.S. investments, investing in securities of foreign issuers involves some additional risks. These risks may include higher costs of foreign investing, and the possibility of adverse political, economic or other developments affecting the issuers of these securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ILAFSPT 7/11